Exhibit 10.1

GABRIEL TECHNOLOGIES CORPORATION

PROMISSORY NOTE

$600,000.00	July 13, 2006

FOR VALUE RECEIVED, the undersigned, Gabriel Technologies Corporation, a Delaware corporation (“Company”), promises to pay to the order of Biscay Enterprises, LLC, an Iowa limited liability company (“Lender”) the principal sum of Six Hundred Thousand Dollars ($600,000.00) (the “Principal”), plus an amount equal to 15% of the Principal (the “Note Obligation”). All payments on this Note shall be due and payable in lawful money of the United States of America at such place as Lender may from time to time designate at the time provided in Section 1 below.

1. Payments. The entire Principal and Note Obligation shall be due and payable on October 31, 2006 (the “Maturity Date”); provided, however, that any part or all of the Principal and Note Obligation may be voluntarily prepaid in whole or in part at any time.

2. Attorney’s Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorney’s fees and costs incurred by Lender.

3. Notices. Any notice, other communication or payment required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery.

4. Waivers. The Company hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of Lender in exercising any right hereunder shall operate as a waiver of such right or any other right.

5. Assignment. This Note is not transferable by the Company, whether by sale, pledge or other disposition, without the prior written consent of Lender which consent may be withheld in Lender’s sole discretion, except that the Company may transfer this Note without such consent in connection with a merger or other similar transaction involving the Company.

6. Governing Law. This Note shall be construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof. Any lawsuit or litigation arising under, out of, in connection with, or in relation to this Agreement, any amendment thereof, or the breach thereof, shall be brought in the courts of Omaha, Nebraska, which courts shall have exclusive jurisdiction over any such lawsuit or litigation.

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IN WITNESS WHEREOF, Gabriel Technologies Corporation has caused this Note to be executed by its officer thereunto duly authorized.

GABRIEL TECHNOLOGIES CORPORATION

By: /s/ Keith Feilmeier
Keith Feilmeier
Chief Executive Officer
ACKNOWLEDGEMENT:

Lender hereby acknowledges that the loan evidenced by this Note represents funds advanced to the Company by the following entities for the benefit of Lender: (i) International Capital Group ($275,000), (ii) Seven, LLC ($75,000), (iii) Durham, Evans and Jones ($150,000), and (iv) ACAP LLC ($100,000) (collectively, the “Lending Parties”). Lender hereby absolutely and unconditionally indemnifies and agrees to hold harmless the Company from and against any and all demands, claims, causes of action, expenses, costs, damages, losses and liabilities (including by not limited to reasonable attorneys’ fees and expenses) of any nature whatsoever, contingent or otherwise, from time to time arising or resulting directly from or asserted against the Company with respect to any claims by any of the Lending Parties regarding repayment of the sums represented by this Note.

BISCAY ENTERPRISES, LLC

By:      /s/ Cindy Stanley
Name: Cindy Stanley
Title:   President

ACKNOWLEDGEMENT

Gabriel Technologies Corporation, a Delaware corporation (the “Company”), has agreed to pay an amount equal to $600,000 to the order of Biscay Enterprises, LLC, an Iowa limited liability company (“Lender”), evidenced by that certain promissory note dated July 13, 2006 (the “Note”) in the principal amount of $600,000 (the “Principal”). Lender and the Company hereby acknowledge and agree that on or about September 24, 2006, the Company paid an amount equal to $250,000 to Kelly Fegen for the benefit of Lender as prepayment on the Principal of the Note and by its signature below, Lender acknowledges that it has received such amount from Kelly Fegen as prepayment on the Principal of the Note.

GABRIEL TECHNOLOGIES CORPORATION

By:  /s/ Keith Feilmeier
Keith Feilmeier
Chief Executive Officer

BISCAY ENTERPRISES, LLC

By:      /s/ Cindy Stanley
Name: Cindy Stanley
Title:   President

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